UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 6, 2011

Tibet Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

British Virgin Islands	001-35038	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 1701, 17/F
90 Jaffe Rd.
Wanchai, Hong Kong
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (852) 9798 5569

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01            Changes in Registrant’s Certifying Accountant.

On September 6, 2011, the Registrant was notified by letter that its independent certifying accountant for the Registrant’s two most recent fiscal years and subsequent interim period, Acquavella, Chiarelli, Shuster, Berkower & Co., LLP (“ACSB”), resigned as the Registrant’s independent registered public accounting firm, effective September 6, 2011. A copy of the resignation letter is filed as Exhibit 16.1 hereto.

Because ACSB resigned, neither the Registrant’s audit committee nor the board of directors recommended or approved the action. Instead, they learned of ACSB’s resignation on September 6, 2011.

The principal accountant’s reports of ACSB on the financial statements of the Registrant as of and for the years ended December 31, 2009 and 2010 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2009 and 2010 and through September 6, 2011, there were no disagreements with ACSB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to ACSB’s satisfaction would have caused it to make reference thereto in connection with its reports on the financial statements for such periods.

During the years ended December 31, 2009 and 2010 and through September 6, 2011, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K. In particular, ACSB did not advise the Registrant (i) of any deficiencies in the Registrant’s internal controls, (ii) of any inability to rely on management’s representations, (iii) of any need to expand the scope of ACSB’s audit, or (iv) of any conclusion that materially impacts the fairness or reliability of either (a) a previously issued audit report or the underlying financial statements or (b) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to ACSB’s satisfaction, would prevent it from rendering an unqualified audit report on those financial statements).

The Registrant provided ACSB with a copy of the foregoing disclosure and requested ACSB to furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of the letter, dated September 7, 2011, furnished by ACSB, is filed as Exhibit 16.2 to this Current Report on Form 8-K.

As of the date of this Current Report on Form 8-K, the Registrant has not yet engaged a new independent certifying accountant. Upon engagement of such independent certifying accountant, the Registrant will file a Current Report on Form 8-K describing the matters required by Item 4.01(b) of Form 8-K and described in Item 304(a)(2) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(a)     Financial statements of businesses acquired.
Not Applicable.

(b)     Pro forma financial information.
Not Applicable.

(c)      Shell company transactions.
Not Applicable.

(d)      Exhibits.

16.1	Letter from ACSB dated September 6, 2011.
16.2	Letter from ACSB dated September 7, 2011.
99.1	Press Release dated September 12, 2011 entitled “Tibet Pharmaceuticals Announces Search for New Auditor Upon Resignation of ACSB.”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Tibet Pharmaceuticals, Inc.

Date: September 12, 2011	By:	/s/ Hong Yu
Hong Yu
Chief Executive Officer

EXHIBIT INDEX

Number	Description of Exhibit
16.1	Letter from ACSB dated September 6, 2011.
16.2	Letter from ACSB dated September 7, 2011.
99.1	Press Release dated September 12, 2011 entitled “Tibet Pharmaceuticals Announces Search for New Auditor Upon Resignation of ACSB.”